                                                                    Exhibit 10.3

             FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED LEASE AGREEMENT ("First Amendment") is made and entered into as of the 28th day of September, 2004, by and between COUSINS PROPERTIES INCORPORATED, a Georgia corporation (hereinafter referred to as "Landlord"), and INDUS INTERNATIONAL, INC., a Delaware corporation (hereinafter referred to as "Tenant").

                                   WITNESSETH:

     WHEREAS, Tenant and Landlord entered into that certain Amended and Restated Lease Agreement dated August 1, 2000 (the "Lease"), pertaining to certain premises located at 3301 Windy Ridge Parkway, Atlanta, Georgia, lying and being in Land Lots 1007 and 1008 of the 17th District, 2nd Section of Cobb County, Georgia, and being more particularly described in the Lease (herein and in the Lease referred to as the "Demised Premises"); and

     WHEREAS, Tenant and Landlord desire to enter into this First Amendment for the purpose of evidencing their mutual understanding and agreement as set forth below.

     NOW, THEREFORE, for and in consideration of the premises hereto, the keeping and performance of the covenants and agreements hereinafter contained, and for Ten Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, Tenant and Landlord hereby agree as follows:

     1. Terms used herein and denoted by their initial capitalization shall have the meanings set forth in the Lease unless specifically indicated herein to the contrary. In the event of any conflict or inconsistency between the terms and conditions of this First Amendment and of the Lease, the terms and conditions of this First Amendment shall govern and control.

     2. The Declaration of Easements attached to the Lease as Exhibit "H" is hereby deleted in its entirety, and the Declaration of Easements attached as Exhibit "H" to this First Amendment is hereby inserted in lieu thereof.

     3. Article 9(a)(12)(vi) of the Lease is hereby deleted in its entirety and the following inserted in lieu thereof:

          (vi) from and after the date a Declaration of Easements (the "Declaration") encumbering the 3301 Property, the Tract II Property and the Powers Ferry Property (as those terms are defined in the Declaration), in substantially the form attached hereto as Exhibit "H" and by reference made a part hereof, is executed by Landlord and recorded in the Cobb County, Georgia records, the costs which the owner of the 3301 Property (as defined in the Declaration) will be obligated to pay pursuant to the terms of the Declaration;

     4. The last sentence of Article 9(a)(12) of the Lease is hereby deleted in its entirety.

     5. From and after the date a Declaration of Easements (the "Declaration"), in substantially the form attached hereto as Exhibit "H" and by reference made a part hereof, is executed by Landlord and recorded in the Cobb County, Georgia records, (i) all references to the "Land" in the Lease as modified by this First Amendment shall be deemed to be references to the property described on Exhibit "A" attached to this First Amendment and by reference made a part hereof, and
(ii) all references to Exhibit "A" in the Lease as modified by this First Amendment shall be deemed to be references to Exhibit "A" attached to this First Amendment.

     6. The last sentence of Special Stipulation 6 of Exhibit "G" to the Lease is deleted in its entirety and the following inserted in lieu thereof:

     If the Construction Allowance is not fully expended by Tenant by December 31, 2005 for the payment of costs incurred for Tenant's Work or to design Tenant's Plans or, to the extent permitted by Special Stipulation 6, for cabling costs and moving expenses, any remaining unused amount of the Construction Allowance shall be retained by Landlord and Tenant shall have no further rights whatsoever with respect thereto. On or before March 1, 2006, Tenant shall submit to Landlord in writing all requests for disbursements of the Construction Allowance. If the aggregate amount of disbursements requested by Tenant in written requests submitted to Landlord on or before March 1, 2006 (the "Aggregate Request"), is less than the Construction Allowance, then the portions of the Construction Allowance equal to the amount by which the Construction Allowance exceeds the Aggregate Request shall be retained by Landlord and Tenant shall have no further rights whatsoever with respect thereto.

     7. This First Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. The executed signature pages of any counterpart hereof may be appended or attached to any other counterpart hereof, and, provided that all parties hereto shall have executed a counterpart hereof, this First Amendment shall be valid and binding upon the parties notwithstanding the fact that the execution of all parties may not be reflected upon any one single counterpart. As expressly modified by this First Amendment, the Lease shall remain in full force and effect, and is expressly ratified and confirmed by the parties hereto. This First Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, representatives and assigns.

     IN WITNESS WHEREOF, Tenant and Landlord have caused this First Amendment to be duly authorized, executed and delivered as of the day and year first above written.

TENANT:                                 LANDLORD:

INDUS INTERNATIONAL, INC.,              COUSINS PROPERTIES INCORPORATED,
a Delaware corporation                  a Georgia corporation


By: /s/ Thomas W. Williams              By: /s/ Jack A. Lahue
    ---------------------------------       ------------------------------------
Name: Thomas W. Williams                Name: Jack A. Lahue
Title: EVP and CFO                      Title: Senior Vice President

                                   EXHIBIT "A"

                                LAND DESCRIPTION

3301 PROPERTY:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 1007 and 1008 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the intersection of the northerly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width) and the easterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width); run thence along the easterly line of the right-of-way of Windy Ridge Parkway the following courses and distances: North 44 degrees 42 minutes 50 seconds West a distance of 52.71 feet to a point; thence North 00 degrees 01 minute 47 seconds East a distance of 14.16 feet to a point; thence North 89 degrees 08 minutes 26 seconds West a distance of 1.74 feet to a point; thence along an arc of a curve to the right (said arc being subtended by a chord bearing North 07 degrees 21 minutes 39 seconds East a chord distance of 93.00 feet and having a radius of 446.27 feet) an arc distance of
93.17 feet to a point; thence North 13 degrees 20 minutes 29 seconds East a distance of 156.34 feet to a point; thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 13 degrees 08 minutes 31 seconds East a chord distance of 1.90 feet and having a radius of 274.00 feet) an arc distance of 1.90 feet to THE POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, running thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 28 degrees 34 minutes 47 seconds West a chord distance of 363.28 feet and having a radius of 274.00 feet) and following the easterly and northeasterly line of the right-of-way of Windy Ridge Parkway an arc distance of 397.14 feet to a point; thence leaving the northeasterly line of the right-of-way of Windy Ridge Parkway and running North 35 degrees 01 minute 18 seconds East a distance of 310.20 feet to a point; running thence North 76 degrees 58 minutes 30 seconds East a distance of 282.54 feet to a point; running thence South 30 degrees 21 minutes 33 seconds East a distance of 532.72 feet to a point; running thence South 59 degrees 33 minutes 45 seconds West a distance of 216.91 feet to a point; running thence North 83 degrees 54 minutes 18 seconds West a distance of 61.27 feet to a point; running thence South 59 degrees 43 minutes 39 seconds West a distance of 179.88 feet to a point; running thence North 30 degrees 16 minutes 21 seconds West a distance of 50.50 feet to a point; running thence South 59 degrees 43 minutes 39 seconds West a distance of 79.64 feet to a point; running thence North 75 degrees 58 minutes 00 seconds West a distance of 52.27 feet to THE POINT OF BEGINNING; said property being shown as containing 278,745 square feet or 6.399 acres, more or less, on the Survey of 3301 Windy Ridge Parkway for Wildwood Associates and Cousins Properties Incorporated, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

                                   EXHIBIT "H"

                            DECLARATION OF EASEMENTS

After recording, return to:
Mr. John W. Griffin
Troutman Sanders LLP
600 Peachtree Street, N.E., Suite 5200
Atlanta, Georgia 30308-2216

                            DECLARATION OF EASEMENTS

     This Declaration of Easements (the "Declaration"), made this ____ day of __________, 2004, by COUSINS PROPERTIES INCORPORATED, a Georgia corporation (hereinafter referred to as "Declarant").

                                   WITNESSETH:

     WHEREAS, Declarant is the owner of that certain real property located in Cobb County, Georgia, which is more particularly described on Exhibit "A" attached hereto and by reference made a part hereof (hereinafter referred to as the "3301 Property"); and

     WHEREAS, Declarant is also the owner of that certain real property located in Cobb County, Georgia, which is more particularly described on Exhibit "B" attached hereto and by reference made a part hereof (hereinafter referred to as the "Powers Ferry Property"); and

     WHEREAS, Declarant is also the owner of that certain real property located in Cobb County, Georgia, which is more particularly described on Exhibit "C" attached hereto and by reference made a part hereof (hereinafter referred to as the "Tract II Property"); and

     WHEREAS, the 3301 Property, the Powers Ferry Property and the Tract II Property are adjacent tracts of land; and

     WHEREAS, Declarant has determined the desirability of the creation and establishment of a perpetual, non-exclusive easement for the benefit of the 3301 Property over, under, through and across that certain portion of the Powers Ferry Property which is described on Exhibit "D" attached hereto and by reference made a part hereof (hereinafter referred to as the "Driveway Area") for the purposes of pedestrian and vehicular access, ingress and egress and for the purposes of maintaining, repairing and replacing the driveway improvements located within such Driveway Area; and

     WHEREAS, Declarant has also determined the desirability of the creation and establishment of a perpetual, non-exclusive easement for the passing, collecting, retaining and discharging of surface and subsurface waters over, under, through and across that certain portion of the Powers Ferry Property described on Exhibit "E" attached hereto and by reference made a part hereof (hereinafter referred to as the "Drainage and Water Retention Area") for the benefit of the 3301 Property and the Tract II Property; and

     WHEREAS, Declarant has also determined the desirability of the creation and establishment of a perpetual, non-exclusive easement for the construction, installation, use, maintenance, repair and replacement of an underground sanitary sewer line over, under, through and across that certain portion of the 3301 Property described on Exhibit "F" attached hereto and by reference made a part hereof (hereinafter referred to as the "Sewer Easement Area") for the benefit of the Powers Ferry Property.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the following declarations are made:

     1. Driveway Area Easement.

     (a) Declaration of Easement over Driveway Area. Declarant, as owner of the Driveway Area, for itself and its successors and assigns, does hereby declare, create and establish, for the benefit of and as an appurtenance to the 3301 Property and as a burden upon the Driveway Area, a perpetual, non-exclusive easement, right and privilege, over, upon, under, across and through the Driveway Area, together with the curb cut for such Driveway Area to Windy Ridge Parkway. Such easement shall be for the purpose of pedestrian and vehicular access, ingress and egress (for the use by Declarant as owner of the 3301 Property, its tenants and subtenants and their respective agents, contractors, employees, licensees, concessionaires, vendors, suppliers, customers, and visitors, in common with other entitled to use the same), and for the further purposes of maintaining, repairing and replacing the driveway improvements located within such Driveway Area and for constructing and installing alterations to such driveway improvements from time to time as provided herein.

     (b) Alteration of Driveway Improvements within Driveway Area. The owner of the Powers Ferry Property and the owner of the 3301 Property shall each have the right to initiate alterations to the existing driveway improvements within the Driveway Area by giving written notice thereof to the other owner. No such alterations to the then existing driveway improvements within the Driveway Area shall be made unless plans and specifications for such alterations are prepared by a qualified engineer and are approved by the non-constructing owner, which approval shall not be unreasonably withheld. Any such plans and specifications for alterations to the then existing driveway improvements must provide for the construction of such alterations in accordance with the standards of a first-class office development and in accordance with all applicable laws, codes, statutes, permits, and regulations of the applicable governmental authorities. The non-constructing owner shall approve or disapprove such plans and specifications in writing, stating the reasons for any disapproval, within twenty (20) business days after the date the non-constructing owner receives the initial proposed plans and specifications with respect to such alterations. The non-constructing owner shall approve or disapprove any revisions to such proposed plans and specifications within seven
(7) business days after the date the non-constructing owner receives any such revised plans. In the event the non-constructing owner shall fail to respond to such plans and specifications submitted pursuant hereto within the aforesaid time periods, such plans and specifications or revisions thereto, as the case may be, shall be deemed to be approved by the non-constructing owner. Following the approval of the plans and specifications for any such alterations to the driveway improvements within the Driveway Area, the constructing owner shall cause a reputable, qualified and financially capable contractor to construct and install such alterations, with such construction to commence promptly and to be prosecuted diligently and continuously until the completion thereof. The constructing owner shall bear all costs and expenses of any such alterations to the driveway improvements within the Driveway Area.

     (c) Maintenance and Repair of Driveway Improvements within the Driveway Area. As of the date of this Declaration, the Powers Ferry Property has not been improved with any building. Prior to the commencement of construction of a building on the Powers Ferry Property, the owner of the 3301 Property shall be responsible for maintaining and repairing the driveway improvements within the Driveway Area in good order, condition and state of repair at the sole cost and expense of the owner of the 3301 Property. After the commencement of construction of a building on the Powers Ferry Property, the owner of the Powers Ferry Property shall be responsible for maintaining and repairing in good order, condition and state of repair the driveway improvements within the Driveway Area, and the cost of maintaining and repairing such driveway improvements shall be shared equally by the owner of the Powers Ferry Property and the owner of the 3301 Property; provided, however, any damage to such driveway improvements caused by construction activities on the Powers Ferry Property shall be repaired at the sole cost and expense of the owner of the Powers Ferry Property. Upon each instance of maintenance or repair of the driveway improvements within the Driveway Area, the owner of the Powers Ferry Property shall submit a bill to the owner of the 3301 Property for its share of such costs. Such billing shall be accompanied by copies of paid invoices, receipts and other materials as are reasonably necessary for the owner of the 3301 Property to determine the accuracy of the bill. If the driveway improvements within the Driveway Area are maintained or repaired in conjunction with the maintenance or repair of other improvements, the owner of the Powers Ferry Property shall advise its contractor to separately allocate on a fair and reasonable basis the costs of maintaining and repairing the driveway improvements within the Driveway Area so that appropriate payment can by made by the owner of the Powers Ferry Property of its share of such costs. In the event that the owner of the Powers Ferry Property shall fail to maintain and repair the driveway improvements within the Driveway Area as required hereunder, and upon the continuation of such failure for a period of thirty (30) days after written notice of such failure to the owner of the Powers Ferry Property, the owner of the 3301 Property may perform such maintenance and repair of the driveway improvements within the Driveway Area. In such event, the owner of the 3301 Property shall be entitled to reimbursement from the owner of the Powers Ferry Property for one-half (1/2) of the cost incurred in connection with the maintenance and repair of such driveway improvements (and 100% of the cost of any repairs of damage to the driveway improvements caused by construction activities on the Powers Ferry Property). The billing of such costs shall be submitted together with copies of paid invoices, receipts and other materials as are reasonably necessary for the owner of the Powers Ferry Property to determine the accuracy of the bill.

     (d) Manner of Performing Work. Any alterations to the existing driveway improvements within the Driveway Area and any maintenance, repairs or replacements of such driveway improvements shall be performed in a good and workmanlike manner and in accordance with all applicable laws, codes, statutes, permits and regulations of governmental authorities having jurisdiction thereof. Such work shall be carried out in such manner so as to cause the least amount of disruption of any business operations conducted on the 3301 Property and the Powers Ferry Property as reasonably practicable, without creating unreasonable increase in the cost of doing the applicable work.

     2. Drainage and Water Retention Area Easement.

     (a) Declaration of Easement over Drainage and Water Retention Area. Declarant, as owner of the Powers Ferry Property, for itself and its successors and assigns, does hereby declare, create and establish, for the benefit of the 3301 Property (in its improved condition) and the Tract II Property (in its unimproved condition), a perpetual, non-exclusive easement over, under, through and across the Drainage and Water Retention Area and the area of the Powers Ferry Property between the 3301 Property and Drainage and Water Retention Area for the purposes of passing, collecting, retaining and discharging surface and subsurface waters from the 3301 Property, and for the purposes of constructing, maintaining, repairing and replacing (within the Drainage and Water Retention
Area) pipes, headwalls, water retention or other facilities related thereto, and any slopes necessary for the proper construction and creation of such retention pond or area.

     (b) Relocation and/or Expansion of Drainage and Water Retention Area. Declarant as owner of the Powers Ferry Property hereby reserves the right to alter, change, improve, expand and/or relocate the Drainage and Water Retention Area and drainage facilities related thereto within the Powers Ferry Property at any time or from time to time upon thirty (30) days prior written notice given to the owners of the 3301 Property and the Tract II Property, provided that any such alteration, change, improvement, expansion, or relocation of such Drainage and Water Retention Area and drainage facilities related thereto (i) shall not reduce or unreasonably impair the usefulness or function of or service provided to the 3301 Property and the Tract II Property by such Drainage and Water Retention Area and drainage facilities related thereto, (ii) shall be performed without cost or expense to the owner of the 3301 Property or the owner of the Tract II Property, (iii) shall have been approved by the appropriate governmental or quasi-governmental authorities having jurisdiction thereover.

     (c) Maintenance of Drainage and Water Retention Area. The cost of maintaining and repairing the water retention and related facilities within the Drainage and Water Retention Area shall be borne solely by the owner of the 3301 Property; provided, however, in the event that the owner of the Powers Ferry Property shall elect to alter, change, improve or expand the water retention and related facilities within the Drainage and Water Retention Area so as to accommodate therein an increase in the surface and subsurface water from the Powers Ferry Property or the Tract II Property resulting from the construction of improvements upon the Powers Ferry Property or the Tract II Property, the costs of maintaining and repairing the water retention and related facilities within the Drainage and Water Retention Area shall be shared by the owner of the Powers Ferry Property and the owner of the 3301 Property in proportion to the respective land area of the Powers Ferry Property (and the Tract II Property if it is improved) and the 3301 Property. Upon each instance of maintenance or repair of the water retention and related facilities within the Drainage and Water Retention Area, the owner performing such maintenance and repair shall submit a bill to the other owner for its share of such costs. Such billing shall be accompanied by copies of paid invoices, receipts and other materials as are reasonably necessary for such other owner to determine the accuracy of the bill. Any maintenance or repairs shall be performed in a good and workmanlike manner and in accordance with all applicable, laws, codes, statutes, permits and regulations of governmental authorities having jurisdiction thereof. Such work shall be carried out in such manner so as to cause the least amount of disruption of any business operations conducted on the 3301 Property and the Power Ferry Property as reasonably practicable, without creating unreasonable increase in the cost of doing the applicable work.

     3. Declaration of Sewer Easement.

     (a) Declarant, as owner of the 3301 Property, for itself and its successors and assigns, does hereby declare, create and establish, for the benefit of the Powers Ferry Property, a perpetual, non-exclusive easement over, under, through and across the Sewer Easement Area for the purposes of constructing, installing, using, maintaining, repairing and replacing (within the Sewer Easement Area) an underground sanitary sewer line.

     (b) Construction of Sewer Line. The owner of the Powers Ferry Property shall not commence construction or installation of the sewer line within the Sewer Easement Area unless plans and specifications for such sewer line are prepared by a qualified engineer and are approved by the owner of the 3301 Property, which approval shall not be unreasonably withheld. Any such plans and specifications for the sewer line must provide for the construction of such sewer line in accordance with the standards of a first-class office development and in accordance with all applicable laws, codes, statutes, permits and regulations of the applicable governmental authorities. The owner of the 3301 Property shall approve or disapprove such plans and specifications in writing, stating the reasons for any disapproval, within twenty (20) business days after the date the owner of the 3301 Property receives the initial proposed plans and specifications with respect to such sewer line. The owner of the 3301 Property shall approve or disapprove any revisions to such proposed plans and specifications within seven (7) business days after the date the owner of the 3301 Property receives any such revised plans. In the event the Owner of the 3301 Property shall fail to respond to such plans and specifications submitted pursuant hereto within the aforesaid time periods, such plans and specifications or revisions thereto, as the case may, shall be deemed to be approved by the owner of the 3301 Property. Following the approval of the plans and specifications for such sewer line within the Sewer Easement Area, the owner of the Powers Ferry Property shall cause a reputable, qualified and financially capable contractor to construct and install such sewer line, with such construction to commence promptly and to be prosecuted diligently and continuously until the completion thereof. The owner of the Powers Ferry Property shall bear all costs and expenses of any such construction and installation of the sewer line within the Sewer Easement Area.

     (c) Manner of Performing Work. The initial construction and installation of the sewer line within the Sewer Easement Area and any maintenance, repairs or replacements of such sewer line shall be performed in a good and workmanlike manner and in accordance with all applicable laws, codes, statutes, permits and regulations of governmental authorities having jurisdiction thereof. Such work shall be carried out in such manner so as to cause the least amount of disruption of any business operations conducted on the 3301 Property as reasonably practicable, without creating unreasonable increase in the cost of doing the applicable work.

     4. Default Interest and Lien Rights. In the event that any amount required to be paid or reimbursed by an owner under this Declaration is not paid within thirty (30) days after the receipt by such owner of a bill therefor and related back-up information, the amount due shall bear interest from the thirtieth
(30th) day after receipt of such bill until it is paid at the lesser of (i) two percent (2%) in excess of the prime rate from time to time publicly announced by Bank of America, N.A., or its successor, or (ii) the maximum rate permitted by law. Any payments which are delinquent pursuant to this Paragraph 4, together with interest as aforesaid, shall constitute a lien against the property (either the 3301 Property or the Powers Ferry Property, as the case may be) owned by the party failing to make such payment; provided, however, that such lien shall not attach or take effect until such time as a claim of lien has been filed for record in the Office of the Clerk of the Superior Court of Cobb County, Georgia, specifying therein at a minimum (w) the name of the lien claimant, (x) the basis for the claim and the amount thereof, (y) the name of the owner of, and a description of, the property against which the lien is claimed, and (z) a statement that the lien is claimed pursuant to this Declaration and reciting the book and page and recordation of this Declaration. Any lien so claimed shall attach from the date of recordation solely in the amount claimed therein and may be enforced in any judicial proceedings allowed by law, including, without limitation, suit in the nature of suit to foreclose a mortgage or a mechanics lien under the applicable provisions of the laws of the State of Georgia.

     5. Status Reports. Recognizing that the owners of the 3301 Property, the Powers Ferry Property and the Tract II Property may find it necessary from time to time to establish to third parties, such as existing or prospective tenants, lenders, purchasers, or the like, the then current status of an owner's performance under this Declaration, upon the written request of such owner made to the other owners from time to time, the other owners agree to furnish promptly a written statement certifying (i) the amount of any payment(s) then due by the requesting owner under this Declaration, and (ii) whether to the best of responding owner's knowledge, such requesting owner is in default of any of its other duties or obligations under this Declaration.

     6. Covenants Running with the Land. This Declaration shall inure to the benefit and be binding upon Declarant and Declarant's successors and assigns. The easements, benefits and covenants contained herein shall run with and bind the land.

     7. Constructive Notice and Acceptance. Every person or entity which now has or hereafter acquires any right, title, estate or interest in or to the 3301 Property, the Powers Ferry Property or the Tract II Property is and shall conclusively be deemed to have consented and agreed to be bound by the covenants and agreements contained herein applicable to such property whether or not any reference to this Declaration is contained in the instrument by which such person or entity acquires its interest in said property.

     8. Limitation of Liability. The owners of the 3301 Property, the Powers Ferry Property and the Tract II Property shall not have any corporate or personal liability with respect to any of the provisions of this Declaration. In seeking any recovery against a defaulting owner, any other owner(s) shall look solely to the interest of the defaulting owner and the defaulting owner's successors and assigns, in the defaulting owner's real property (the 3301 Property, the Powers Ferry Property, or the Tract II Property, as the case may
be) and the improvements thereon and the rents and other income derived therefrom.

     9. Amendments. This Declaration may be modified only by the recordation in the Office of the Clerk of the Superior Court of Cobb County, Georgia, of a written instrument setting forth such modification or amendment and executed by the owner or owners of fee simple title to the 3301 Property, the Powers Ferry Property, and the Tract II Property; provided, however, the terms and provisions of Paragraphs 1 and 3 hereof may be amended without the joinder or consent of the owner of the Tract II Property.

     10. Governing Laws, Severability. This Declaration shall be governed by and construed in accordance with the laws of the State of Georgia. If any provision of this Declaration or the application thereof shall to any extent be invalid or unenforceable, the remainder of this Declaration or the application of any such other provision or portion thereof shall not be affected thereby, and each provision of this Declaration shall be valid and enforceable to the fullest extent permitted by law.

     11. Captions. The captions of the paragraphs of this Declaration are for convenience only and shall not be construed or referred to in resolving questions of interpretation and instruction.

                     [Signatures commence on following page]

     IN WITNESS WHEREOF, the undersigned has caused this Declaration to be executed and sealed as of the day and year first above written.

                                        "DECLARANT"

Signed, sealed and delivered in         COUSINS PROPERTIES INCORPORATED,
the presence of:                        a Georgia corporation


                                        By:
-------------------------------------       ------------------------------------
Witness                                 Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

-------------------------------------
Notary Public                           (CORPORATE SEAL)

My Commission Expires:
                       --------

-------------------------------------
(NOTARIAL SEAL)

                                   EXHIBIT "A"

3301 PROPERTY:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 1007 and 1008 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the intersection of the northerly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width) and the easterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width); run thence along the easterly line of the right-of-way of Windy Ridge Parkway the following courses and distances: North 44 degrees 42 minutes 50 seconds West a distance of 52.71 feet to a point; thence North 00 degrees 01 minute 47 seconds East a distance of 14.16 feet to a point; thence North 89 degrees 08 minutes 26 seconds West a distance of 1.74 feet to a point; thence along an arc of a curve to the right (said arc being subtended by a chord bearing North 07 degrees 21 minutes 39 seconds East a chord distance of 93.00 feet and having a radius of 446.27 feet) an arc distance of
93.17 feet to a point; thence North 13 degrees 20 minutes 29 seconds East a distance of 156.34 feet to a point; thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 13 degrees 08 minutes 31 seconds East a chord distance of 1.90 feet and having a radius of 274.00 feet) an arc distance of 1.90 feet to THE POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, running thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 28 degrees 34 minutes 47 seconds West a chord distance of 363.28 feet and having a radius of 274.00 feet) and following the easterly and northeasterly line of the right-of-way of Windy Ridge Parkway an arc distance of 397.14 feet to a point; thence leaving the northeasterly line of the right-of-way of Windy Ridge Parkway and running North 35 degrees 01 minute 18 seconds East a distance of 310.20 feet to a point; running thence North 76 degrees 58 minutes 30 seconds East a distance of 282.54 feet to a point; running thence South 30 degrees 21 minutes 33 seconds East a distance of 532.72 feet to a point; running thence South 59 degrees 33 minutes 45 seconds West a distance of 216.91 feet to a point; running thence North 83 degrees 54 minutes 18 seconds West a distance of 61.27 feet to a point; running thence South 59 degrees 43 minutes 39 seconds West a distance of 179.88 feet to a point; running thence North 30 degrees 16 minutes 21 seconds West a distance of 50.50 feet to a point; running thence South 59 degrees 43 minutes 39 seconds West a distance of 79.64 feet to a point; running thence North 75 degrees 58 minutes 00 seconds West a distance of 52.27 feet to THE POINT OF BEGINNING; said property being shown as containing 278,745 square feet or 6.399 acres, more or less, on the Survey of 3301 Windy Ridge Parkway for Wildwood Associates and Cousins Properties Incorporated, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

                                   EXHIBIT "B"

POWERS FERRY PROPERTY:

     ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 1008 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

     COMMENCING at the intersection of the northerly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width) and the easterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width); running thence along the easterly line of the right-of-way of Windy Ridge Parkway the following courses and distances: North 44 degrees 42 minutes 50 seconds West a distance of 52.71 feet to a point; running thence North 00 degrees 01 minute 47 seconds East a distance of 14.16 feet to a point; thence North 89 degrees 08 minutes 26 seconds West a distance of 1.74 feet to a point; thence along an arc of a curve to the right (said arc being subtended by a chord bearing North 07 degrees 21 minutes 39 seconds East a chord distance of 93.00 feet and having a radius of 446.27 feet) an arc distance of 93.17 feet to a point; thence North 13 degrees 20 minutes 29 seconds East a distance of 156.34 feet to a point; thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 13 degrees 08 minutes 31 seconds East a chord distance of 1.90 feet and having a radius of 274.00 feet) an arc distance of
1.90 feet to a point; thence leaving the easterly line of the right-of-way of Windy Ridge Parkway and running South 75 degrees 58 minutes 00 seconds East a distance of 52.27 feet to a point; running thence North 59 degrees 43 minutes 39 seconds East a distance of 79.64 feet to a point; running thence South 30 degrees 16 minutes 21 seconds West a distance of 51.50 feet to a point; running thence North 59 degrees 43 minutes 39 seconds East a distance of 179.98 feet to a point; running thence South 83 degrees 54 minutes 18 seconds East a distance of 61.27 feet to a point; running thence North 59 degrees 33 minutes 45 seconds East a distance of 216.91 feet to a point; running thence South 30 degrees 21 minutes 33 seconds East a distance of 137.37 feet to a point; running thence South 45 degrees 02 minutes 00 seconds West a distance of 288.95 feet to a point; running thence South 14 degrees 02 minutes 00 seconds West a distance of
139.32 feet to a point; running thence South 49 degrees 21 minutes 57 seconds West a distance of 39.37 feet to a point on the northerly line of the right-of-way of Powers Ferry Road; running thence North 88 degrees 37 minutes 36 seconds West along the northerly line of the right-of-way of Powers Ferry Road a distance of 359.80 feet to THE POINT OF BEGINNING; said property being shown as containing 179,338 square feet or 4.117 acres, more or less, on the Survey of 15-A (Tract I) for Cousins Properties Incorporated, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

                                   EXHIBIT "C"

TRACT II PROPERTY:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lots 1007, 1008 and 1033 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

TO FIND THE POINT OF BEGINNING, commence at the intersection of the northerly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width) and the easterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width); run thence South 88 degrees 37 minutes 36 seconds East along the northerly line of the right-of-way of Powers Ferry Road a distance of 359.80 feet to a point; thence leaving the northerly line of the right-of-way of Powers Ferry Road and run North 49 degrees 21 minutes 57 seconds East a distance of 39.37 feet to a point; run thence North 14 degrees 02 minutes 00 seconds East a distance of 139.32 feet to a point; run thence North 45 degrees 02 minutes 00 seconds East a distance of 288.95 feet to THE POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, running thence North 30 degrees 21 minutes 33 seconds West a distance of 670.09 feet to a point; running thence South 76 degrees 58 minutes 30 seconds East a distance of
217.46 feet to a point; running thence South 41 degrees 57 minutes 00 seconds East a distance of 340.20 feet to a point; running thence South 58 degrees 58 minutes 30 seconds East a distance of 289.80 feet to a point; running thence South 71 degrees 00 minutes 00 seconds West a distance of 199.90 feet to a point; running thence South 45 degrees 02 minutes 00 seconds West a distance of
226.05 feet to THE POINT OF BEGINNING; said property being shown as containing 168,912 square feet of 3.878 acres, more or less, on the Survey of 15-B (Tract
II) for Cousins Properties Incorporated, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

                                   EXHIBIT "D"

DRIVEWAY AREA:

     ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 1008 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

     TO FIND THE POINT OF BEGINNING, COMMENCE at the intersection of the northerly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width) and the easterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width); running thence along the easterly line of the right-of-way of Windy Ridge Parkway the following courses and distances: North 44 degrees 42 minutes 50 seconds West a distance of 52.71 feet to a point; thence North 00 degrees 01 minute 47 seconds West a distance of
14.16 feet to a point; thence North 89 degrees 08 minutes 26 seconds West a distance of 1.74 feet to a point; thence along an arc of a curve to the right (said arc being subtended by a chord bearing North 07 degrees 21 minutes 39 seconds East a chord distance of 93.00 feet and having a radius of 446.27 feet) an arc distance of 93.17 feet to a point; thence North 13 degrees 20 minutes 29 seconds East a distance of 108.24 feet to THE POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, running thence North 13 degrees 20 minutes 29 seconds East along the easterly line of the right-of-way of Windy Ridge Parkway a distance of 48.10 feet to a point; running thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 13 degrees 08 minutes 31 seconds East a chord distance of 1.90 feet and having a radius of 274.00 feet) and following the easterly line of the right-of-way of Windy Ridge Parkway an arc distance of 1.90 feet to a point; thence leaving the easterly line of the right-of-way of Windy Ridge Parkway and running South 75 degrees 58 minutes 00 seconds East a distance of 52.27 feet to a point; running thence North 59 degrees 43 minutes 39 seconds East a distance of 79.64 feet to a point; running thence South 30 degrees 16 minutes 21 seconds East a distance of
51.50 feet to a point; running thence South 59 degrees 43 minutes 39 seconds West a distance of 100.00 feet to a point; running thence North 75 degrees 58 minutes 00 seconds West a distance of 72.02 feet to a point on the easterly line of the right-of-way of Windy Ridge Parkway and THE POINT OF BEGINNING; said property being designated "Access Easement" on the Survey of Tract 15-A (Tract
I) for Cousins Properties Incorporated, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

                                   EXHIBIT "E"

DRAINAGE AND WATER RETENTION AREA:

     ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 1008 of the 17th District, 2nd Section, Cobb County, Georgia, and being more particularly described as follows:

     TO FIND THE POINT OF BEGINNING, COMMENCE at the intersection of the northerly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width) and the easterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width); run thence South 88 degrees 37 minutes 36 seconds East along the northerly line of the right-of-way of Powers Ferry Road a distance of 359.80 feet to a point; thence leaving the northerly line of the right-of-way of Powers Ferry Road and run North 49 degrees 21 minutes 57 seconds East a distance of 39.37 feet to a point; run thence North 14 degrees 02 minutes 00 seconds East a distance of 50.62 feet to THE POINT OF BEGINNING; FROM SAID POINT OF BEGINNING AS THUS ESTABLISHED, running thence North 75 degrees 57 minutes 00 seconds West a distance of 29.62 feet to a point; running thence North 43 degrees 59 minutes 30 seconds West a distance of 120.71 feet to a point; running thence North 69 degrees 00 minutes 57 seconds East a distance of 127.42 feet to a point; running thence South 18 degrees 34 minutes 16 seconds East a distance of 54.26 feet to a point; running thence South 45 degrees 02 minutes 00 seconds West a distance of 3.07 feet to a point; running thence South 14 degrees 02 minutes 00 seconds West a distance of 88.70 feet to the POINT OF BEGINNING; said property being designated "Retention Area" on the Survey of 3301 Windy Ridge Parkway for Wildwood Associates and Cousins Properties Incorporated, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.

                                   EXHIBIT "F"

SEWER EASEMENT AREA:

     ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot 1008 of the 17th District, 2nd Section of Cobb County, Georgia, and being a strip of land ten (10) feet in width within and along the westerly boundary of the 3301 Property described on Exhibit "A" attached hereto, such westerly boundary of the 3301 Property also being the easterly line of the right-of-way of Windy Ridge Parkway; said ten (10) foot wide strip of land being designated "Sanitary Sewer Force Main 10' Easement" on the survey for Wildwood Associates and Cousins Properties Incorporated, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 19, 2004.

     TOGETHER WITH a strip of land ten (10) feet in width, five (5) feet on either side of the following described centerline: TO FIND THE POINT OF BEGINNING of such centerline, commence at the intersection of the northerly line of the right-of-way of Powers Ferry Road (having a variable right-of-way width) and the easterly line of the right-of-way of Windy Ridge Parkway (having a variable right-of-way width) (which intersection is located in said Land Lot
1008); run thence along the easterly line of the right-of-way of Windy Ridge Parkway the following courses and distances: North 44 degrees 42 minutes 50 seconds West a distance of 52.71 feet to a point; thence North 00 degrees 01 minutes 47 seconds East a distance of 14.16 feet to a point; thence North 89 degrees 08 minutes 26 seconds West a distance of 1.74 feet to a point; thence along an arc of a curve to the right (said arc being subtended by a chord bearing North 07 degrees 21 minutes 39 seconds East a chord distance of 93.00 feet and having a radius of 446.27 feet) an arc distance of 93.17 feet to a point; thence North 13 degrees 20 minutes 29 seconds East a distance of 156.34 feet to a point; thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 13 degrees 08 minutes 31 seconds East a chord distance of 1.90 feet and having a radius of 274.00 feet) an arc distance of
1.90 feet; thence along an arc of a curve to the left (said arc being subtended by a chord bearing North 28 degrees 02 minutes 22 seconds West a chord distance of 359.39 feet and having a radius of 274.00 feet) an arc distance of 391.97 feet to the POINT OF BEGINNING of such centerline; from said POINT OF BEGINNING AS THUS ESTABLISHED, running thence North 35 degrees 01 minute 18 seconds East a distance of 129.98 feet to a point; running thence North 58 degrees 38 minutes 01 second East a distance of 23.46 feet to a point at a manhole and the point of termination of such centerline; such centerline being located in Land Lots 1007 and 1008 of the 17th District, 2nd Section of Cobb County, Georgia, and being shown on the Survey of 3301 Windy Ridge Parkway for Wildwood Associates and Cousins Properties Incorporated, prepared by Engineering & Inspection Systems, Inc., certified by John E. Norton, Georgia Registered Land Surveyor No. 1848, dated July 15, 2004, last revised July 22, 2004.